Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of BiTech Pharma, Inc. (the "Company") on Form 10-KSB for the period ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, June Bao, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a)or 15(d) of the Securities and Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: November 27, 2006

By:	/s/ Jun Bao
Jun Bao Chief Executive Officer and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to BiTech Pharma, Inc. and will be retained by BiTech Pharma, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.